Exhibit 99.1

Nasdaq: SHBI Sandler O’Neill + Partners, L.P. 2014 East Coast Financial Services Conference November 12 – 14, 2014

Safe Harbor Regarding Forward - Looking Statements This presentation may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Shore Bancshares, Inc. (the “Company”). Forward - looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or s imi lar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” These forward - looking statements are subjec t to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the fo rwa rd - looking statements, including, without limitation, the following: the strength of the United States economy in general and the streng th of the local economies in which the Company conducts operations; fluctuations in interest rates and in real estate values; monetary and fiscal policies of the Board of Governors of the Federal Reserve System and the U.S. Government and other governmental initiatives a ffe cting the financial services industry; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write - offs and changes in estimates of the adequacy of the allowance for loan losses; the Company’s ability to access cost - effective funding; the timely development of and acceptance of the Bank’s new products and services and the perceived overa ll value of these products and services by users, including the features, pricing and quality compared to competitors’ products and services; expected cost savings, synergies and other benefits from the Company’s merger and acquisition activities might not be realize d w ithin the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to cu sto mer and employee retention, might be greater than expected; fluctuations in real estate values and both residential and commercial re al estate market conditions; demand for loans and deposits in the Company’s market areas; legislative or regulatory changes that advers ely affect the Company’s business; results of examinations of the Company and its subsidiaries by their regulators, including the possib ili ty that such regulators may, among other things, take regulatory enforcement action or require the Company’s bank subsidiaries to inc rea se their reserves for loan losses or to write - down assets; the impact of technological changes; and the Company’s success at managing the risks involved in the foregoing. Any forward - looking statements are based upon management’s beliefs and assumptions at the time they a re made. The Company undertakes no obligation to publicly update or revise any forward - looking statements or to update the reasons why ac tual results could differ from those contained in such statements, whether as a result of new information, future events or otherw ise . In light of these risks, uncertainties and assumptions, the forward - looking statements discussed might not occur, and you should not put undue reliance on any forward - looking statements. Important Statements 2

Management Team Name Title/Function Entity Years in Banking Years with Company L . Lloyd “Scott” Beatty, Jr. President and Chief Executive Officer SHBI 22 9 George S. Rapp EVP and Chief Financial Officer SHBI 36 2 Patrick M. Bilbrough President and Chief Executive Officer Talbot Bank 18 3 Edward C. Allen President and Chief Executive Officer CNB 35 3 Kathleen A. Kurtz SVP and Senior Credit Officer Talbot Bank 29 1 Charles E. Ruch, Jr. SVP and Senior Credit Officer CNB 25 7 TOTAL 165 25 3

Financial Summary As of September 30, 2014 4 Total Assets: $ 1,096.3 million Gross Loans: $ 705.0 million Total Deposits: $ 940.7 million Total Shareholder’s Equity: $ 138.7 million Tangible Common Equity: $ 125.4 million Tangible Book value per Share: $ 9.94 Branches: Depository 18 Insurance and Wealth Management 6 Shares Outstanding (September 30, 2014): 12,614,943 Closing Stock Price (September 30, 2014) $9.00 Market capitalization (September 30, 2014) $ 113.5 million Price/Tangible Book value per Share: 91% Headquarters: Easton, Maryland

Strategic Direction 5  Focus on Driving Profitability  Diversity of Revenues – No Mortgage Banking o Banking o Insurance o Service Charges o Wealth Management  Improving Asset Quality  Leverage Size and Existing Platform to Take Advantage of Market Dislocation  Emphasis on Core Deposits/Funding  Experienced Management Team and Dedicated Board of Directors

Shore Bancshares’ Community of Companies SHBI CNB ($483mm of Assets) Wye Financial & Trust 1 The Talbot Bank of Easton Maryland ($591mm of Assets) Dover Street Realty Inc. Avon - Dixon Agency LLC (Retail) 2 Jack Martin & Associates Inc. Mubell Finance LLC Elliott Wilson Insurance, LLC 1. Wye Financial & Trust is a division of CNB 2. Freestate & Son is a division of Avon Dixon Agency LLC 6

Shore Bancshares’ Community of Companies 7

24 locations 18 branches 6 non - bank offices 8 Branch Map Dover

9

Deposit Market Share: Delmarva Peninsula

Market Rank	Ticker	Company Name	City (HQ)	HQ State	Branches	Total Deposits as of June 30, 2014 ($000)	'14 Market Share(%)
1	PNC	PNC Financial Services Group Inc.	Pittsburgh	PA	46	2,066,629	17.85
2	MTB	M&T Bank Corp.	Buffalo	NY	33	1,774,195	15.32
3	SHBI	Shore Bancshares Inc.	Easton	MD	18	930,670	8.04
4	WSFS	WSFS Financial Corp.	Wilmington	DE	15	621,814	5.37
5	BBT	BB&T Corp.	Winston-Salem	NC	14	492,662	4.25
6	BAC	Bank of America Corp.	Charlotte	NC	7	471,050	4.07
7	-	HSB Bancorp Inc.	Hebron	MD	11	441,590	3.81
8	WFC	Wells Fargo & Co.	San Francisco	CA	4	409,988	3.54
9	-	Queenstown Bancorp of Maryland Inc.	Queenstown	MD	8	401,396	3.47
10	TYCB	Calvin B. Taylor Bankshares Inc.	Berlin	MD	10	367,122	3.17
11	DBCP	Delmar Bancorp	Salisbury	MD	12	362,933	3.13
12	RBS	Royal Bank of Scotland Group Plc	Edinburgh	-	8	361,455	3.12
13	-	CB Financial Corp.	Rehoboth Beach	DE	7	295,014	2.55
14	FULT	Fulton Financial Corp.	Lancaster	PA	6	267,348	2.31
15	PSBP	PSB Holding Corp.	Preston	MD	7	254,048	2.19
16	-	First Shore Federal Savings and Loan Association	Salisbury	MD	8	241,335	2.08
17	-	Farmers Bank of Willards	Willards	MD	8	240,068	2.07
18	-	Bank of Ocean City	Ocean City	MD	6	213,642	1.84
19	PEBC	Peoples Bancorp Inc.	Chestertown	MD	7	197,614	1.71
20	STI	SunTrust Banks Inc.	Atlanta	GA	6	190,882	1.65
		Other Market Participants (20)			*33*	*978,730*	*8.45*
		Total			*274*	*11,580,185*	*100.00*
		In-Market Participants (DE & MD)			*117*	*4,567,246*	*39.43*
		Out of Market Participants			*157*	*7,012,939*	*60.62*

NOTE: Delmarva Peninsula defined as Maryland Counties of Kent, Queen Anne's, Talbot, Caroline, Dorchester, Wicomico, Somerset, and Worcester; Delaware counties of Kent, Sussex; Deposit market share excludes Discover Financial Services Data and adjusted for all M&A transactions.
SOURCE: SNL 6/30/14

SHORE BANCSHARES, INC.
Good things are happening here.™

Competitors ’ Branch Proximity Report Within 1 Mile Within 5 Miles Competing Branches Deposits in Competing Branches Competing Branches Deposits in Competing Branches Shore Bancshares, Inc . 18 930,670 Money Centers/Regionals 26 1,357,633 41 2,165,146 Community Banks 26 897,313 46 2,094,057 TOTALS 52 2,254,946 87 4,259,203 SOURCE : FDIC 6/30/14 10

Loan Portfolio (Dollar Value in Thousands) As of September 30, 2014 Loan Type Balance % of Total Construction $ 67,366 9.6% Residential Real Estate 276,441 39.2% Commercial Real Estate 297,847 42.2% Commercial 54,207 7.7% Consumer 9,181 1.3% Total $ 705,042 100.0% 11 Residential Real Estate 39.2% Commercial 7.7% Consumer 1.3% Construction 9.6% Commercial Real Estate 42.2% 11

Improving Credit Quality As of or for 3 Months Ended 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 9/30/2014 NON - PERFORMING ASSETS $36,474 Nonaccrual Loans $16,302 $36,238 $51,370 $18,147 $12,718 90+ or More Days Past Due 7,425 4,702 2,723 460 270 0 Other Real Estate Owned 2,572 3,702 9,385 7,659 3,779 4,779 Total Non - Performing Assets 26,299 44,642 63,478 44,593 22,196 17,517 Performing TDRs 1,722 24,957 25,208 52,353 26,088 25,246 Total NPAs + TDRs $28,021 $69,599 $88,686 $96,946 $48,284 $42,763 NPAs / Assets (%) 2.27 3.95 5.48 3.76 2.11 1.60 NPAs + TDRS / Assets (%) 2.42 7.12 7.66 8.18 4.58 3.90 RESERVES Loan Loss Reserve $10,876 $14,227 $14,288 $15,991 $10,725 $8,606 Reserves / Gross Loans (%) 1.19 1.59 1.70 2.04 1.51 1.22 Reserves / NPLs (%) 45.84 34.75 26.41 43.30 58.23 67.67 Reserves / NPLs+TDRs (%) 42.74 21.59 18.02 17.91 24.10 22.67 NET CHARGE - OFFS Net Charge - Offs $7,430 $17,768 $19,409 $26,042 $33,050 $1,245 NCOs / Avg Loans (Annualized ) (%) 0.81 1.96 2.22 3.20 4.32 0.68 12

Credit Trends: NPAs & TDRs (Dollars in thousands) December 31 , September 30 , 2009 2010 2011 2012 2013 2014 Construction $12,259 $28,175 $27,661 $37,029 $5,569 $10,403 Residential Real Estate 8,242 18,790 26,299 18,839 19,768 18,600 23,578 Commercial Real Estate 2,828 14,266 32,612 14,462 8,321 Commercial 2,028 4,548 1,804 715 1,137 517 Consumer 92 118 29 92 48 123 Total 25,449 65,897 79,301 89,287 40,984 37,964 OREO 2,572 3,702 9,385 7,659 3,779 4,799 Nonaccrual Loans Held for Sale -- -- -- -- 3,521 - 0 - Total NPAs & TDRs $28,021 $69,599 $88,686 $96,946 $48,284 $42,763 13

Attractive Deposit Base 14 (Dollar Value in Thousands) September 30, 2014 Deposit Type Quarterly Average Balance % of Total Cost Noninterest Bearing Demand $ 185,231 19.7% 0.00% Interest Bearing Demand 183,094 19.5% 0.14% Money Market & Savings 225,671 24.0% 0.12% CDs $100,000 or more 166,806 17.7% 1.11% Other Time 179,512 19.1% 0.98% Total Deposits $ 940,314 100.0% 0.44% Deposit Type Other Time 19.1% Noninterest Bearing Demand 19.7% Interest Bearing Demand 19.5% MMDA & Savings 24.0% CDs $100k or more 17.7%

Transaction Deposit Growth* 15 52% 55% 60% 64% 52% 45% 40% 36% 12/31/2011* 12/31/2012* 12/31/2013 9/30/14 Transaction Deposits Time Deposits *Excludes IND Program

S ecurities Portfolio (Dollars in thousands) Amortized Cost G Gross Unrealized Gains G Gross Unrealized Losses E Estimated Fair Value Available - for - sale securities: September 30, 2014 U.S. Treasury $5,243 $8 $ - 0 - $5,251 U.S. Government Agencies 62,359 65 227 62,197 Mortgage - backed 155,462 547 806 155,203 Equity 620 2 - 0 - 622 Total $ 223,684 $622 $1,033 $223,273 Held - to - maturity securities: September 30, 2014 U.S Government Agencies $2,792 $ - 0 - $134 $2,658 States and Political Subdivisions 1,940 156 - 0 - 2,096 Total $4,732 $156 $134 $4,754 Available for Sale Held to Maturity Amortized Estimated Cost Fair Value Amortized Estimated Cost Fair Value Due in one year or less $ - 0 - $ - 0 - $222 $225 Due after one year through five years 64,148 64,149 210 220 Due after five years through ten years 8,871 8,898 1,005 1,119 Due after ten years 150,045 149,604 3,295 3.190 223,064 222,651 4,732 4,754 Equity Securities 620 622 - 0 - - 0 - Total $223,684 $223,273 $4,732 $4,754 16

Income Statement (Quarterly) (Dollars in thousands, except per share amounts) 3Q13 4Q13 1Q14 2Q14 3Q14 Interest income $10,182 $9,807 $9,455 $9,523 $9,686 Interest expense 1,354 1,237 1,132 1,076 1,050 Net interest income 8,828 8,570 8,323 8,447 8,636 Provision for credit losses 22,460 474 975 950 775 Noninterest income 4,792 4,215 4,788 4,628 3,994 Noninterest expense 9,968 10,468 10,115 9,917 9,819 Income (loss) before income taxes (18,808) 1,843 2,021 2,108 2,036 Net (loss) income ($11,392) $1,175 $1,258 $1,305 1,262 EPS diluted ($1.35) $0.14 $0.15 $0.13 $0.10 17

Pre Tax Pre Provision ROA 18 1.36 0.87 1.16 1.17 1.02* 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 3Q13 4Q13 1Q14 2Q14 3Q14 *Includes severance cost and equates to 10 BPs.

SHBI Net Interest Margin 19 3.90% 4.02% 3.74% 3.23% 3.48% 3.38% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2009 2010 2011 2012 2013 3Q 2014

20 Continued Focus on Fee Revenue Total Revenue Breakdown Noninterest Income 1 ) Q3 2014 is annualized. Dollars in thousands 24% 25% 26% 34% 32% 31% 68% 70% 70% 69% 67% 68% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2009 2010 2011 2012 2013 3Q14 Net Interest income % Noninterest Income % 32% 30% 30% 31% 333% 32% Trust and Investment Fee Income 10% Other Noninterest Income 21% Insurance Agency Commission 56% Service Charges on Deposits 13%

SHBI Return on Average Assets 0.46% Return on Average Equity 3.61% Net Interest Margin 3.38% Non - interest Income/Operating Revenue 31.13% Noninterest Income/Average Assets 1.45% Noninterest Expense/Average Assets 3.56% Efficiency Ratio (Non - GAAP) (1) 77.33% Nonperforming Assets/Assets (Excluding TDRs) (2) 1.60% Nonperforming Assets/Assets (Including TDRs) (2) 3.90% Key Ratios At or for the quarter ended September 30, 2014 (Annualized) (1) Noninterest expense (excluding amortization of intangible assets) as a percentage of fully taxable net interest income and noninterest income. (2) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans , accruing troubled debt restructurings and net other real estate and other assets owned . 21

Capital Ratios 22 9.35% 9.16% 8.36% 8.41% 11.58% 11.81% 13.07% 13.80% 13.32% 11.34% 16.32% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2010 2011 2012 2013 Q3 2014 Tangible Common equity / Tangible Assets Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 12.55% 12.05% 10.09% 15.09%

Company Ownership as of 6/30/14 Major Holders % of Ownership Wellington Management Company 9.48% FJ Capital Management LLC 3.95% Sandler O’Neill Asset Management LLC 3.91% Basswood Capital Management LLC 3.52% The Banc Funds Company LLC 3.26% Manulife Asset Management LLC Mendon Capital Advisors Corporation BlackRock Fund Advisors The Vanguard Group, Inc. 3.17% 1.72% 1.59% 1.38% Insider Holdings 1.53% 23

What Makes SHBI Unique? ● Diversity of Revenue Sources - - without Mortgage ● Strong Capital Position ● Stable Net Interest Margin ● Strong Control of Operating Expenses ● Dominant independent financial services company in all markets within footprint 24

25 ● We are a very different Company now x Improved credit process x Continuing to build organizational depth x Revamped strategic plan positions for growth x Focused on creating sustainable competitive advantages x Strengthened noninterest revenue sources x Forging a sales culture with new branding approach ● Current valuation is attractive (trade at 91 % of TBV)* Compelling Investment Considerations *Market data as of May 12, 2014.

SHBI – LTM Price Change (%) 26

ADDENDUM 27

Peer Group Definition 28 Publically traded banking c ompanies in MD, DC, VA, DE w ith total a ssets between $750M - $2B.

29

Peer Group

Company Name	State	Total Assets ($000)	ROAA LTM (%)	Total Equity/ Total Assets (%)	Tangible Equity/ Tangible Assets (%)	Risk-based Capital Ratio (%)	Net Interest Margin (%)	Noninterest Inc/ Operating Rev (%)	Efficiency Ratio LTM (%)	NPAs/ Assets (%)	ROAE (%)
		2014 Q2	2014 Q2	2014 Q2	2014 Q2	2014 Q2	2014 Q2	2014 Q2	2014 Q2	2014 Q2	2014 Q2
Old Point Financial Corp.	VA	860,901	0.38	9.99	9.99	15.34	3.33	33.27	82.54	3.01	5.19
Community Bankers Trust Corp	VA	1,114,819	0.58	9.16	8.69	14.69	4.35	8.19	75.72	2.25	6.62
First United Corp.	MD	1,327,575	0.39	8.43	7.66	15.33	3.18	27.34	73.69	2.72	4.51
Eastern Virginia Bankshares	VA	1,056,083	(0.07)	13.33	12.00	20.03	3.79	14.87	79.30	2.53	4.75
Old Line Bancshares Inc	MD	1,193,267	0.86	11.08	10.12	12.77	4.45	18.26	61.36	1.09	5.39
Middleburg Financial Corp.	VA	1,252,735	0.52	9.50	9.22	16.88	3.42	36.03	80.36	1.54	6.50
Valley Financial Corp.	VA	887,089	0.78	6.27	6.27	14.29	3.64	14.64	64.33	2.14	12.84
Access National Corp.	VA	999,187	1.48	9.62	9.49	12.46	3.81	34.59	59.51	-	12.93
National Bankshares Inc.	VA	1,128,479	1.61	13.89	13.30	24.38	4.15	18.64	43.77	1.47	10.53
Severn Bancorp Inc.	MD	788,653	(3.19)	10.42	10.38	-	3.19	15.21	90.76	6.24	(2.79)
First Mariner Bancorp	MD	-	(1.59)	-	-	-	2.82	70.00	118.68	7.29	-
Franklin Financial Corp.	VA	1,110,176	1.14	22.04	22.04	30.72	2.74	11.28	61.47	5.23	4.45
Virginia Heritage Bank	VA	955,685	0.99	10.81	10.81	14.62	3.57	19.34	60.18	0.42	7.98
Average		1,056,221	0.30	11.21	10.83	17.41	3.57	24.74	73.21	2.99	6.58
Shore Bancshares Inc.	MD	1,064,853	(0.73)	12.91	11.81	16.04	3.50	34.97	74.89	4.21	4.46

SHORE BANCSHARES, INC.
Good things are happening here.™

SHBI Management Team

30

Talent, depth, unique skills

- L. Lloyd "Scott" Beatty, Jr., 61, CPA, President & CEO of SHBI since June 2013, Director of SHBI since December 2000, Director of Talbot Bank since 1992. COO from 2006 until 2012 and named President and COO in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.

- George S. Rapp, 61, CPA, Vice President and Chief Financial Officer of SHBI since February 2013. From 2010 to 2012, Chief Financial Officer and one of the four executive founders of World Currency USA. From 2005 to 2010, Chief Financial Officer of Harleysville National Corporation. Prior to 2005, held various financial positions including CFO, SVP & Chief Accounting Officer, COO and Controller.

- Patrick M. Bilbrough, 49, President and CEO of the Talbot Bank since December 2012. He joined Talbot Bank in May of 2011 as an Executive Vice President. Prior to his employment with Talbot Bank and since 2007, Mr. Bilbrough served as the Market Executive of PNC Bank, N.A. From 1995 to 2004, Mr. Bilbrough was with the Peoples Bank of Maryland, of Denton, where he had most recently been President and CEO after beginning as its Chief Financial Officer and comptroller. He was a small business owner from 1985 to 1995.

- Edward C. Allen, 66, President & CEO of CNB since September 2014. Prior to that he served as CNB's Chief Financial Officer since October 2011. Mr. Allen is a career banker with 40 years experience in community banks. He has extensive experience in budgeting and investment portfolio management.

- Kathleen A. Kurtz, SVP and Senior Credit Officer of Talbot Bank. Began career as assistant national bank examiner with Comptroller of the Currency. Held positions as Commercial Mortgage Loan Officer, Credit & Loan Department Manager, Senior Credit Officer and Credit Policy manager at Girard Bank in Philadelphia. Later joined New Jersey National Bank as Commercial Mortgage/Construction Lender.

- Charles E. Ruch Jr., Senior Credit Officer of CNB since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Bank. Joined AB&T as a commercial lender in 1987 and was AB&T's Senior Commercial Lender for 10 years. Graduated from the University of Maryland in 1983.

SHORE BANCSHARES, INC.
Good things are happening here.™

Non-GAAP Financial Measures

31

We calculate tangible common equity by excluding the balance of intangible assets from common stockholders' equity. We calculate tangible book value per share by dividing tangible common equity by adjusted common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholder's equity by adjusted common shares outstanding. We calculate tangible common equity to tangible assets by dividing tangible common equity by tangible assets. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. A reconciliation of the non-GAAP measures of tangible assets, tangible common equity and tangible book value per share to the GAAP measures of common stockholder's equity and book value per share is set forth below

Dollars in thousands except per share amounts	December 31,					Sept 30,
	2009	2010	2011	2012	2013	2014
Total Assets	$1,156,516	$1,130,311	$1,158,193	$1,185,807	$1,054,124	$1,096,285
Less: Intangible Assets	21,360	18,518	16,662	16,270	15,974	13,295
Tangible Assets	$1,135,156	$1,111,793	$1,141,531	$1,169,537	$1,038,150	$1,082,990
Total Stockholders' Equity	$127,810	$122,513	$121,249	$114,026	$103,299	$138,674
Less: Preferred Stock	0	0	0	0	0	0
Common Stockholders' Equity	$127,810	$122,513	$121,249	$114,026	$103,299	$138,674
Less: Intangible Assets	21,360	18,518	16,662	16,270	15,974	13,295
Tangible Common Equity	$106,450	$103,995	$104,587	$97,756	$87,325	$125,379
Tangible Common Equity/Tangible Assets	9.38%	9.35%	9.16%	8.36%	8.41%	8.58%
Book Value per Share	$15.18	$14.51	$14.34	$13.48	$12.19	$10.99
Less: Intangible Assets per Share	2.54	2.19	1.97	1.92	1.88	1.05
Tangible Book Value per Share	$12.64	$12.32	$12.37	$11.56	$10.31	$9.94
Share Information:						
Common Shares Outstanding (actual)	8,418,963	8,443,436	8,457,359	8,457,359	8,471,289	12,614,943

NOTE: Pro forma data assumes 3,000,000 shares are issued at $9.31 per share (the closing price on May 12, 2014), including all fees and expenses.

SHORE BANCSHARES, INC.
Good things are happening here.™